Exhibit 99.1

         Yahoo! Reports First Quarter 2006 Financial Results;
     Revenues - $1,567 Million, Operating Income - $201 Million,
 Operating Income Before Depreciation and Amortization - $435 Million

    SUNNYVALE, Calif.--(BUSINESS WIRE)--April 18, 2006--Yahoo! Inc. (Nasdaq:YHOO) today reported results for the first quarter ended March 31, 2006.
    "Yahoo! had another strong performance this quarter. Our overall advertising business saw solid growth and our user numbers continued to climb," said Terry Semel, chairman and chief executive officer, Yahoo! "We believe that our business model and our focus on exploring new opportunities in emerging areas has set us apart from the competition and has enabled us to offer our users the best online experience and our advertisers the most value online."

    First Quarter 2006 Financial Results

    -- Revenues were $1,567 million for the first quarter of 2006, a 34 percent increase compared to $1,174 million for the same period of 2005.

    -- Marketing services revenue was $1,381 million for the first quarter of 2006, a 35 percent increase compared to $1,025 million for the same period of 2005.

    -- Fees revenue was $186 million for the first quarter of 2006, a 25 percent increase compared to $149 million for the same period of 2005.

    -- Revenues excluding traffic acquisition costs ("TAC") were $1,088 million for the first quarter of 2006, a 33 percent increase compared to $821 million for the same period of 2005.

    -- Gross profit for the first quarter of 2006 was $909 million, a 29 percent increase compared to $707 million for the same period of 2005.

    -- Operating income for the first quarter of 2006 was $201 million (including $109 million for stock compensation expense recorded under the fair value method), a 19 percent decrease compared to $247 million (including $9 million for stock compensation expense recorded under the intrinsic value method) for the same period of 2005.

    -- Operating income before depreciation and amortization for the first quarter of 2006 was $435 million, a 26 percent increase compared to $345 million for the same period of 2005.

    -- Cash flow from operating activities for the first quarter of 2006 was $445 million, a 15 percent increase compared to $386 million for the same period of 2005.

    -- Free cash flow for the first quarter of 2006 was $343 million, an 8 percent increase compared to $318 million for the same period of 2005.

    -- Net income for the first quarter of 2006 was $160 million or $0.11 per diluted share (including $71 million of stock compensation expense, net of tax, recorded under the fair value method), compared to $205 million or $0.14 per diluted share for the same period of 2005 (including $6 million of stock compensation expense, net of tax, recorded under the intrinsic value method) or compared to adjusted net income of $138 million or $0.09 per diluted share (including $57 million of stock compensation, net of tax, calculated under the fair value method and excluding gains of $15 million, net of tax, on the sale of certain investments and settlements) for the first quarter of 2005.

    -- Adjusted net income excluding stock compensation expense, net of tax, recorded under the fair value method for the first quarter of 2006 was $231 million or $0.15 per diluted share. This compares to adjusted net income of $195 million or $0.13 per diluted share, excluding stock compensation expense, net of tax, recorded under the intrinsic value method and gains on the sale of certain investments and settlements, net of tax, for the same period of 2005.

    -- Explanations of the Company's non-GAAP financial measures and the related reconciliations to the GAAP financial measures the Company considers most comparable are included in the accompanying "Note to Unaudited Condensed Consolidated
        Statements of Operations" and the "Reconciliations to Unaudited Condensed Consolidated Statements of Operations".

    "We are off to a terrific start to the year, demonstrated by strong revenue and profitability growth, along with significant free cash generation," said Susan Decker, chief financial officer, Yahoo! "Our business strength allowed us to both invest close to $750 million in buying back stock this quarter while also investing in key operating initiatives that will enhance our solutions for our advertisers and our offerings for our user community."

    Segment Financial Results

    -- United States revenues for the first quarter of 2006 were $1,097 million, a 34 percent increase compared to $819 million for the same period of 2005.

    -- International revenues for the first quarter of 2006 were $470 million, a 32 percent increase compared to $355 million for the same period of 2005.

    -- United States segment operating income before depreciation and amortization for the first quarter of 2006 was $335 million, a 24 percent increase compared to $270 million for the same period of 2005.

    -- International segment operating income before depreciation and amortization for the first quarter of 2006 was $100 million, a 34 percent increase compared to $75 million for the same period of 2005.

    Cash Flow Information

    Free cash flow was $343 million in the first quarter of 2006 compared to $318 million for the same period of 2005. In addition to free cash flow, Yahoo! generated $88 million from the issuance of common stock as a result of the exercise of employee stock options, and a net $22 million from structured stock repurchase transactions. These increases were offset by $639 million used for direct stock repurchases. Cash, cash equivalents and investments in marketable debt securities were $3,833 million at March 31, 2006 as compared to $4,000 million at December 31, 2005, a reduction of $167 million.
    Please refer to the "Note to Unaudited Condensed Consolidated Statements of Operations" for definitions of certain key financial measures used here and in the "Business Outlook" attached to this press release.

    Quarterly Conference Call

    Yahoo! will host a conference call to discuss first quarter results at 5:00 p.m. Eastern Time today. A live webcast of the conference call, together with supplemental financial information, can be accessed through the Company's Investor Relations website at http://yhoo.client.shareholder.com/earnings.cfm. In addition, an archive of the webcast can be accessed through the same link. An audio replay of the call will be available following the conference call by calling 877-213-9653 or 630-652-3041, reservation number: 14394012.

    About Yahoo!

    Yahoo! Inc. is a leading global Internet brand and one of the most trafficked Internet destinations worldwide. Yahoo! seeks to provide online products and services essential to users' lives, and offers a full range of tools and marketing solutions for businesses to connect with Internet users around the world. Yahoo! is headquartered in Sunnyvale, California.

    This press release includes the following financial measures defined as non-GAAP financial measures by the Securities and Exchange
Commission: revenues excluding traffic acquisition costs, operating income before depreciation and amortization, free cash flow, and adjusted net income and adjusted net income per share. These measures may be different from non-GAAP financial measures used by other companies. The presentation of this financial information is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with generally accepted accounting principles. See "Note to Unaudited Condensed Consolidated Statements of Operations" and "Reconciliations to Unaudited Condensed Consolidated Statements of Operations" included in this press release for further information regarding these non-GAAP financial measures.
    This press release and its attachments contain forward-looking statements that involve risks and uncertainties concerning Yahoo!'s expected financial performance (as described without limitation in the Business Outlook section and the quotations from management in this press release), as well as Yahoo!'s strategic and operational plans. Actual results may differ materially from the results predicted and reported results should not be considered as an indication of future performance. The potential risks and uncertainties include, among others, the Company's ability to compete with new or existing competitors; reduction in spending by, or loss of, marketing services customers; the demand by customers for Yahoo!'s premium services; acceptance by users of new products and services; risks related to joint ventures and the integration of recent acquisitions; risks related to the Company's international operations; failure to manage growth and diversification; adverse results in litigation, including intellectual property infringement claims; the Company's ability to protect its intellectual property and the value of its brands; dependence on key personnel; dependence on third parties for technology, services, content and distribution; and general economic conditions. All information set forth in this release and its attachments is as of April 18, 2006. Yahoo! does not intend, and undertakes no duty, to update this information to reflect future events or circumstances. More information about potential factors that could affect the Company's business and financial results is included under the captions, "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," in the Company's Annual Report on Form 10-K for the year ended December 31, 2005 which is on file with the SEC and available at the SEC's website at www.sec.gov. Additional information will also be set forth in those sections in Yahoo!'s Quarterly Report on Form 10-Q for the quarter ended March 31, 2006, which will be filed with the SEC in the second quarter of 2006.

    Yahoo! and the Yahoo! logos are trademarks and/or registered trademarks of Yahoo! Inc. All other names are trademarks and/or registered trademarks of their respective owners.



                             Yahoo! Inc.
      Unaudited Condensed Consolidated Statements of Operations
               (in thousands, except per share amounts)

                                                  Three Months Ended
                                                      March 31,
                                               -----------------------
                                                  2005        2006
                                               ----------- -----------

Revenues                                       $1,173,742  $1,567,055

Cost of revenues (1)                              466,924     657,943

                                                ----------  ----------
Gross profit                                      706,818     909,112
                                                ----------  ----------

Operating expenses:
  Sales and marketing (2)                         232,009     331,160
  Product development (2)                         122,611     217,577
  General and administrative (2)                   78,259     128,305
  Amortization of intangibles (1)                  26,576      30,858
                                                ---------- -----------
  Total operating expenses                        459,455     707,900
                                                ----------  ----------

Income from operations                            247,363     201,212

Other income, net                                  49,994      35,436
                                                ----------  ----------

Income before income taxes, earnings in equity
 interests and minority interests                 297,357     236,648

Provision for income taxes                       (120,435)   (102,932)
Earnings in equity interests                       29,378      26,437
Minority interests in operations of
 consolidated subsidiaries                         (1,740)       (294)
                                                ----------  ----------

Net income                                     $  204,560  $  159,859
                                                ==========  ==========

Net income per share - diluted                 $     0.14  $     0.11
                                                ==========  ==========

Shares used in per share calculation - diluted  1,477,811   1,493,307
                                                ==========  ==========

(2) Stock compensation expense was allocated as follows:
      Cost of revenues                         $        -  $    1,685
      Sales and marketing                           1,490      38,867
      Product development                           3,262      37,717
      General and administrative                    4,714      30,372
                                                ----------  ----------
      Total stock compensation expense         $    9,466  $  108,641
                                                ==========  ==========

----------------------------------------------------------------------
Supplemental Financial Data (See Note)
-----------------------------------------------
Revenues excluding traffic acquisition costs
 ("TAC")                                       $  820,755  $1,087,698
Operating income before depreciation and
 amortization                                  $  345,062  $  434,932
Free cash flow                                 $  317,566  $  342,946
Adjusted net income per diluted share including
 fair value stock compensation expense         $     0.09  $     0.11
Adjusted net income per diluted share excluding
 stock compensation expense                    $     0.13  $     0.15
----------------------------------------------------------------------

(1) Yahoo! has changed its classification of amortization expense related to developed technology and patents. Amortization expense of $14 million for the three months ended March 31, 2005 has been reclassified to cost of revenues from operating expenses.

(2) Prior to January 1, 2006, Yahoo! accounted for stock compensation under Accounting Principles Board, Opinion No. 25, "Accounting for Stock Issued to Employees" ("APB 25"). In accordance with APB 25, Yahoo! historically used the intrinsic value method to account for stock compensation expense. As of January 1, 2006 Yahoo! accounts for stock compensation expense under the fair value method. As Yahoo! adopted the modified prospective transition method, results for prior periods have not been restated under the fair value method for GAAP purposes. Yahoo! is presenting a non-GAAP adjusted net income per diluted share financial measure which includes stock compensation expense calculated under the fair value method for all periods presented. Yahoo! is also presenting a non-GAAP adjusted net income per diluted share financial measure which excludes stock compensation expense for all periods presented.



                              Yahoo! Inc.
   Note to Unaudited Condensed Consolidated Statements of Operations

This press release includes the non-GAAP financial measures of revenues excluding traffic acquisition costs, operating income before depreciation and amortization, free cash flow and adjusted net income and adjusted net income per share, which are reconciled to gross profit, income from operations, cash flow from operating activities, and net income and net income per share, respectively, which we believe are the most comparable GAAP measures. We use these non-GAAP financial measures for internal managerial purposes, when publicly providing our business outlook, and as a means to evaluate period-to-period comparisons. These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP. These non-GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business. These non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, gross profit, income from operations, cash flow from operating activities and net income and net income per share calculated in accordance with generally accepted accounting principles.

Revenues excluding traffic acquisition costs or TAC is defined as gross profit plus other cost of revenues. Under GAAP, both our revenues and cost of revenues include TAC. In defining revenues excluding TAC as our non-GAAP gross profit measure, we have removed TAC from both revenues and cost of revenues. TAC consists of payments made to affiliates that have integrated our sponsored search offerings into their websites and payments made to companies that direct consumer and business traffic to the Yahoo! website. We present revenues excluding TAC: (1) to provide a metric for our investors to analyze and value our Company and (2) to provide investors one of the primary metrics used by the Company for evaluation and decision-making purposes. We provide revenues excluding TAC because we believe it is useful to investors in valuing our Company. One of the ways investors value companies is to apply a multiple to revenues. Since a significant portion of the GAAP revenues associated with our sponsored search offerings is paid to our third party affiliates, we believe investors find it more meaningful to apply multiples to revenues excluding TAC to assess our value as this avoids "double counting" revenues that are paid to, and being reported by, our third party affiliates. Further, management uses revenues excluding TAC for evaluating the performance of our business, making operating decisions, for budgeting purposes, and as a factor in determining management compensation. A limitation of revenues excluding TAC is that it is a measure which we have defined for internal and investor purposes that may be unique to the Company and therefore it may not enhance the comparability of our results to other companies in our industry who have similar business arrangements but address the impact of TAC differently.

Operating income before depreciation and amortization is defined as income from operations before depreciation, amortization of intangible assets and stock compensation expense. We consider operating income before depreciation and amortization to be an important indicator of the operational strength of the Company. This measure eliminates the effects of depreciation, amortization of intangible assets and stock compensation expense from period to period, which we believe is useful to management and investors in evaluating the operating performance of the Company, as depreciation, amortization costs and stock compensation expense are not directly attributable to the underlying performance of the Company's business operations. A limitation associated with this measure is that it does not reflect the periodic costs of certain capitalized tangible and intangible assets used in generating revenues in the Company's businesses. Management evaluates the costs of such tangible and intangible assets through other financial measures such as capital expenditures. A further limitation associated with this measure is that it does not include stock compensation expense related to our workforce.

Free cash flow is defined as cash flow from operating activities, less net capital expenditures and dividends received and including the excess tax benefits from stock compensation. We consider free cash flow to be a liquidity measure which provides useful information to management and investors about the amount of cash generated by the business after the acquisition of property and equipment, which can then be used for strategic opportunities including, among others, investing in the Company's business, making strategic acquisitions, strengthening the balance sheet and repurchasing stock. A limitation of free cash flow is that it does not represent the total increase or decrease in the cash balance for the period.

Adjusted net income is defined as net income excluding certain gains, losses and expenses and their related tax effects that we do not believe are indicative of our ongoing operating results and further adjusted for stock compensation expense under two different methods. Effective January 1, 2006, we have adopted SFAS 123R under the modified prospective transition method and therefore have recorded stock compensation expense under the fair value method for the three months ended March 31, 2006. Prior to January 1, 2006, including the three month period ended March 31, 2005, we recorded stock compensation expense under the intrinsic value method. We have included two non-GAAP measures for adjusted net income and adjusted net income per share. In one adjusted net income measure, we have excluded stock compensation expense in addition to certain gains, losses and expenses and their related tax effects. In the alternative adjusted net income measure, we have included our calculation of stock compensation expense calculated under the fair value method (as previously disclosed) for the three months ended March 31, 2005, in addition to excluding certain gains, losses and expenses and their related tax effects, so that both presented periods include stock compensation expense under the fair value method. We consider adjusted net income to be a profitability measure which facilitates the forecasting of our operating results for future periods and allows for the comparison of our results to historical periods and to other companies in our industry. A limitation of adjusted net income is that it does not include all items that impact our net income and net income per share for the period.



                             Yahoo! Inc.
  Reconciliations to Unaudited Condensed Consolidated Statements of
                              Operations
                            (in thousands)

                                                  Three Months Ended
                                                      March 31,
                                               ----------- -----------
                                                  2005        2006
                                               ----------- -----------
Revenues for groups of similar services:
  Marketing services                           $1,024,796  $1,380,854
  Fees                                            148,946     186,201
                                                ----------  ----------
  Total revenues                               $1,173,742  $1,567,055
                                                ==========  ==========

Revenues by segment:
  United States                                $  818,726  $1,097,038
  International                                   355,016     470,017
                                                ----------  ----------
  Total revenues                               $1,173,742  $1,567,055
                                                ==========  ==========

Cost of revenues:
  Traffic acquisition costs ("TAC")            $  352,987  $  479,357
  Other cost of revenues                          113,937     178,586
                                                ----------  ----------
  Total cost of revenues                       $  466,924  $  657,943
                                                ==========  ==========

Revenues excluding TAC:
  Gross profit                                 $  706,818  $  909,112
  Other cost of revenues                          113,937     178,586
                                                ----------  ----------
  Revenues excluding TAC                       $  820,755  $1,087,698
                                                ==========  ==========

Revenues excluding TAC by segment:
  United States:
  Gross profit                                 $  527,897  $  682,391
  Other cost of revenues                           90,995     144,274
                                                ----------  ----------
  Revenues excluding TAC                       $  618,892  $  826,665
                                                ==========  ==========

  International:
  Gross profit                                 $  178,921  $  226,721
  Other cost of revenues                           22,942      34,312
                                                ----------  ----------
  Revenues excluding TAC                       $  201,863  $  261,033
                                                ==========  ==========

Operating income before depreciation and amortization:
  Income from operations                       $  247,363  $  201,212
  Depreciation and amortization                    88,233     125,079
  Stock compensation expense                        9,466     108,641
                                                ----------  ----------
  Operating income before depreciation and
   amortization                                $  345,062  $  434,932
                                                ==========  ==========

Operating income before depreciation and amortization by segment:
  Operating income before depreciation and
   amortization - United States                $  270,415  $  335,269
  Operating income before depreciation and
   amortization - International                    74,647      99,663
                                                ----------  ----------
  Operating income before depreciation and
   amortization                                $  345,062  $  434,932
                                                ==========  ==========

  United States:
  Income from operations                       $  190,018  $  136,951
  Depreciation and amortization                    71,603     100,557
  Stock compensation expense                        8,794      97,761
                                                ----------  ----------
  Operating income before depreciation and
   amortization - United States                $  270,415  $  335,269
                                                ==========  ==========

  International:
  Income from operations                       $   57,345  $   64,261
  Depreciation and amortization                    16,630      24,522
  Stock compensation expense                          672      10,880
                                                ----------  ----------
  Operating income before depreciation and
   amortization - International                $   74,647  $   99,663
                                                ==========  ==========

Free cash flow:
  Cash flow from operating activities          $  385,715  $  444,711
  Acquisition of property and equipment, net      (68,149)   (141,747)
  Dividends received                                    -           -
  Excess tax benefits from stock compensation           -      39,982
                                                ----------  ----------
  Free cash flow                               $  317,566  $  342,946
                                                ==========  ==========



                             Yahoo! Inc.
  Reconciliations to Unaudited Condensed Consolidated Statements of
                              Operations
               (in thousands, except per share amounts)

ADJUSTED NET INCOME EXCLUDING STOCK COMPENSATION EXPENSE:

                                         Three Months Ended
                                           March 31, 2005
                              ----------------------------------------
                                Reported    Adjustments     Adjusted
                              ----------------------------------------

Revenues                      $ 1,173,742 $         -     $ 1,173,742

Cost of revenues                  466,924           -         466,924

                               ----------- -----------     -----------
Gross profit                      706,818           -         706,818
                               ----------- -----------     -----------

Operating expenses:
  Sales and marketing             232,009      (1,490) (a)    230,519
  Product development             122,611      (3,262) (a)    119,349
  General and administrative       78,259      (4,714) (a)     73,545
  Amortization of intangibles      26,576                      26,576
                               ----------- -----------     -----------
  Total operating expenses        459,455      (9,466)        449,989
                               ----------- -----------     -----------

  Income from operations       $  247,363 $     9,466     $   256,829

  Other income, net                49,994     (25,685) (c)     24,309
                               ----------- -----------     -----------

  Income before income taxes,
   earnings in equity interests
   and minority interests         297,357     (16,219)        281,138

  Provision for income taxes     (120,435)      6,581  (d)   (113,854)
  Earnings in equity interests     29,378           -          29,378
  Minority interests in
   operations of consolidated
   subsidiaries                    (1,740)          -          (1,740)
                               ----------- -----------     -----------

  Net income                   $  204,560 $    (9,638)    $   194,922
                               =========== ===========     ===========

  Net income per share -
   diluted                     $     0.14                 $      0.13
                               ===========                 ===========

  Shares used in per share
   calculation - diluted        1,477,811                   1,477,811
                               ===========                 ===========


                                         Three Months Ended
                                           March 31, 2006
                               ---------------------------------------
                                Reported     Adjustments    Adjusted
                               ---------------------------------------

Revenues                      $ 1,567,055 $         -     $ 1,567,055
                                                                    -
Cost of revenues                  657,943      (1,685) (b)    656,258

                               ----------- -----------     -----------
Gross profit                      909,112       1,685         910,797
                               ----------- -----------     -----------

Operating expenses:
  Sales and marketing              331,160     (38,867) (b)    292,293
  Product development              217,577     (37,717) (b)    179,860
  General and administrative       128,305     (30,372) (b)     97,933
  Amortization of intangibles       30,858           -          30,858
                               ----------- -----------     -----------
  Total operating expenses         707,900    (106,956)        600,944
                               ----------- -----------     -----------

  Income from operations       $   201,212 $   108,641     $   309,853

  Other income, net                 35,436           -          35,436
                               ----------- -----------     -----------

  Income before income taxes,
   earnings in equity interests
   and minority interests         236,648     108,641         345,289

  Provision for income taxes     (102,932)    (37,147) (d)   (140,079)
  Earnings in equity interests     26,437                      26,437
  Minority interests in
   operations of consolidated
   subsidiaries                      (294)          -            (294)
                               ----------- -----------     -----------

  Net income                  $   159,859 $    71,494     $   231,353
                               =========== ===========     ===========

  Net income per share -
   diluted                    $      0.11                 $      0.15
                               ===========                 ===========

  Shares used in per share
   calculation - diluted        1,493,307                   1,493,307
                               ===========                 ===========



ADJUSTED NET INCOME INCLUDING FAIR VALUE STOCK COMPENSATION EXPENSE:

                                       Three Months Ended
                                          March 31, 2005
                              ----------------------------------------
                                Reported   Adjustments      Adjusted
                              ----------------------------------------

  Net income                  $   204,560 $ (66,684)(e,g) $   137,876
                               =========== ===========     ===========

  Adjusted net income including
   stock compensation expense
   per share - diluted        $      0.14                 $      0.09
                               ===========                 ===========

  Shares used in per share
   calculation - diluted        1,477,811         921 (h)   1,478,732
                               =========== ===========     ===========


                                       Three Months Ended
                                         March 31, 2006
                               ---------------------------------------
                                Reported   Adjustments      Adjusted
                               ---------------------------------------


  Net income                  $   159,859             (f) $   159,859
                               ===========                 ===========

  Adjusted net income including
   stock compensation expense
   per share - diluted        $      0.11                 $      0.11
                               ===========                 ===========

  Shares used in per share
   calculation - diluted        1,493,307                   1,493,307
                               ===========                 ===========

Notes:

(a) To eliminate stock compensation expense as measured using the intrinsic value method under APB 25.

(b) To eliminate stock compensation expenses as measured using the fair value method under SFAS 123R.

(c) To eliminate gains on the sale of certain investments and settlements.

(d) To eliminate income tax effects associated with adjustments referenced in (a), (b), and (c).

(e) To include fair value stock compensation expense of $57 million, net of tax, using the fair value method under SFAS 123 as previously disclosed and exclude recorded stock compensation expense of $6 million, net of tax, using the intrinsic value method under APB 25.

(f) Fair value stock compensation expenses calculated under SFAS 123R is included in the reported figures and therefore no adjustment is made.

(g) To eliminate gains of $15 million, net of tax, on the sale of certain investments and settlements.

(h) To adjust the number of shares used in the diluted net income per share count for the impact of applying SFAS 123.



                             Yahoo! Inc.
                           Business Outlook

Business Outlook

The following business outlook is based on current information and expectations as of April 18, 2006. Yahoo!'s business outlook as of today is expected to be available on the Company's Investor Relations website throughout the current quarter. Yahoo! does not expect, and undertakes no obligation, to update the outlook prior to the release of the Company's next quarterly earnings announcement, notwithstanding subsequent developments; however, Yahoo! may update the outlook or any portion thereof at any time at its discretion.

                                         Three months       Year
                                           ending          ending
                                          June 30,       December 31,
                                            2006            2006
                                        -------------   --------------

Revenues excluding traffic acquisition costs ("TAC") (3) outlook
 (in millions):
  Gross profit                             $895-$965    $3,820-$4,030
  Other cost of revenues                     185-195          780-820
                                        -------------   --------------
  Revenues excluding TAC                $1,080-$1,160   $4,600-$4,850
                                        ==============  ==============

Operating income before depreciation and amortization (3) outlook
 (in millions):
  Income from operations                   $190-$215      $995-$1,070
  Depreciation and amortization              130-140          530-570
  Stock compensation expense                  95-100          390-415
                                        -------------   --------------
  Operating income before depreciation
   and amortization                        $415-$455    $1,915-$2,055
                                        =============   ==============

(3) Refer to Note to Unaudited Condensed Consolidated Statements of
    Operations.



                              Yahoo! Inc.
       Unaudited Condensed Consolidated Statements of Cash Flows
                            (in thousands)

                                                 Three Months Ended
                                                     March 31,
                                             -------------------------
                                                 2005         2006
                                             ------------ ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                 $   204,560  $   159,859
  Adjustments to reconcile net income to net
   cash provided by operating activities:
    Depreciation and amortization                 88,233      125,079
    Stock compensation expense                     9,466      108,641
    Tax benefits from stock compensation         107,527       79,745
    Excess tax benefits from stock
     compensation                                      -      (39,982)
    Earnings in equity interests                 (29,378)     (26,437)
    Dividends received                                 -            -
    Minority interests in operations of
     consolidated subsidiaries                     1,740          294
    (Gain)/loss from sale of investments,
     assets and other, net                       (14,268)      (7,277)
    Changes in assets and liabilities, net
     of effects of acquisitions:
      Accounts receivable, net                   (30,417)     (40,101)
      Prepaid expenses and other                  19,108      (11,359)
      Accounts payable                           (24,626)      35,653
      Accrued expenses and other liabilities      45,219       46,269
      Deferred revenue                             8,551       14,327
                                              -----------  -----------
  Net cash provided by operating activities      385,715      444,711
                                              -----------  -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Acquisition of property and equipment, net     (68,149)    (141,747)
  Purchases of marketable debt securities     (1,636,760)    (334,762)
  Proceeds from sales and maturities of
   marketable debt securities                  1,777,385      435,995
  Acquisitions, net of cash acquired             (53,970)       5,504
  Proceeds from sales of marketable equity
   securities                                     11,382            -
  Other investing activities, net                 11,318         (345)
                                              -----------  -----------
  Net cash provided by (used in) investing
   activities                                     41,206      (35,355)
                                              -----------  -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from issuance of common stock, net     90,304       87,519
  Repurchases of common stock                   (164,895)    (638,898)
  Structured stock repurchases, net              (96,202)      22,295
  Excess tax benefits from stock
   compensation                                        -       39,982
  Other financing activities, net                    800            -
                                              -----------  -----------
  Net cash provided by (used in) financing
   activities                                   (169,993)    (489,102)
                                              -----------  -----------

Effect of exchange rate changes on cash and
 cash equivalents                                 10,259       12,148

Net change in cash and cash equivalents          267,187      (67,598)
Cash and cash equivalents, beginning of
 period                                          823,723    1,429,693
                                              -----------  -----------

Cash and cash equivalents, end of period     $ 1,090,910  $ 1,362,095
                                              ===========  ===========

Supplemental schedule of acquisition-related activities:

  Cash paid for acquisitions                 $    53,997  $     2,023
  Cash acquired in acquisitions                      (27)      (7,527)

                                              -----------  -----------
                                             $    53,970  $    (5,504)
                                              ===========  ===========
  Common stock, restricted stock and stock
   options issued in connection with
   acquisitions                              $    37,766  $         -
                                              ===========  ===========



                             Yahoo! Inc.
           Unaudited Condensed Consolidated Balance Sheets
                            (in thousands)

                                             December 31,   March 31,
                                                2005          2006
                                           ------------- -------------
ASSETS
Current assets:
  Cash and cash equivalents                $  1,429,693  $  1,362,095
  Marketable debt securities                  1,131,141     1,066,396
  Accounts receivable, net                      721,723       766,511
  Prepaid expenses and other current
   assets                                       166,976       171,855
                                            ------------  ------------
  Total current assets                        3,449,533     3,366,857

Long-term marketable debt securities          1,439,014     1,404,990
Property and equipment, net                     697,522       774,952
Goodwill                                      2,895,557     2,925,909
Intangible assets, net                          534,615       501,396
Other assets                                     57,192        66,364
Investments in equity interests               1,758,401     1,784,940
                                            ------------  ------------

Total assets                               $ 10,831,834  $ 10,825,408
                                            ============  ============


LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                         $     70,291  $    107,689
  Accrued expenses and other current
   liabilities                                  827,589       877,997
  Deferred revenue                              306,172       323,743
                                            ------------  ------------
  Total current liabilities                   1,204,052     1,309,429

Long-term deferred revenue                       67,792        66,404
Long-term debt                                  749,995       749,993
Other long-term liabilities                     243,580       246,842
Minority interests in consolidated
 subsidiaries                                         -         7,638
Stockholders' equity                          8,566,415     8,445,102
                                            ------------  ------------

Total liabilities and stockholders' equity $ 10,831,834  $ 10,825,408
                                            ============  ============

    CONTACT: Yahoo! Inc.
             Kelly Delaney, 408-349-2579 (Media Relations) kellyd@yahoo-inc.com
             Cathy La Rocca, 408-349-5188 (Investor Relations) cathy@yahoo-inc.com
              or
             OutCast Communications
             Kim Milosevich, 415-345-4734 (Media Relations) kim@outcastpr.com